UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2005.

LAKEFIELD VENTURES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-501191 (Commission File Number)	98-0219157 (IRS Employer Identification No.)

10580 N. McCarran Blvd., Building 115-208 Reno, Nevada (Address of principal executive offices)	89503 (Zip Code)

Registrant's telephone number, including area code (775) 747-0667

104-1015 Columbia Street, Suite 811, New Westminster, British Columbia, Canada (Former name or former address, if changed since last report)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 1, 2005, Mr. Luis Humberto Goyzueta Angobaldo was appointed as a director of Lakefield Ventures Inc. (the “Company”).

Mr. Goyzueta has over 7 years of experience as an executive with natural resource companies in Peru.  He is General Manager and serves on the Board of Directors of Interpacific Oil, Peru's only biodiesel company.  He also serves on the Board of Directors of Oiltec, Gulf Oil International's partner in Peru.  Furthermore, he is President of two Peruvian mining companies, Compania Minera Moria and Minera Inka Sol.  In addition to his Peruvian natural resource expertise, Mr. Goyzueta holds a degree in Economics and Finance from Bentley College in Boston, and has a large network of high level contacts throughout Latin America.

Mr. Goyzueta is also a director of Andresmin Gold Corporation, which is a reporting issuer and is listed on the OTCBB.

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibits 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated September 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

September 8, 2005

LAKEFIELD VENTURES INC.

By:

/s/ Michael Iverson

Name:

Michael Iverson

Title:

President and Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Press Release dated September 1, 2005.	5